Results for the Year1	12 Months Ended
Dec. 31, 2021
Results for the Year
Results for the Year

Section 2 Results for the Year

This section includes disclosures related to revenue, information about geographical areas, staff costs, corporate and deferred tax and profit per share. A detailed description of the results for the year is provided in the Financial Review section in the Management’s Review.

2.1 Revenue

(DKK million)	2021	2020	2019

Revenue by type:
Royalties	6,977	4,741	3,155
Reimbursement revenue	531	431	342
Milestone revenue	954	351	1,869
License revenue	-	4,588	-
Collaboration revenue	20	-	-

Total	8,482	10,111	5,366

Revenue by collaboration partner:
Janssen	6,847	4,693	4,983
AbbVie	245	4,398	-
Roche	603	305	7
BioNTech	416	230	115
Novartis	236	212	23
Seagen	135	201	226
Other collaboration partners	-	72	12

Total	8,482	10,111	5,366

Revenue may vary from period to period as revenue comprises royalties, reimbursement revenue of certain research and development costs or revenue from net profit arrangements under Genmab’s collaboration agreements, milestone revenue and license revenue. Refer to page 57 of the Financial Review for details of royalties by product.

Accounting Policies

Genmab recognizes revenue when its customer obtains control of promised goods or services, in an amount that reflects the consideration that the entity expects to receive in exchange for those goods or services. To determine revenue recognition for arrangements that Genmab determines are within the scope of IFRS 15, Genmab performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies a performance obligation. Genmab only applies the five-step model to contracts when it is probable that the Company will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, once the contract is determined to be within the scope of IFRS 15, Genmab assesses the goods and services promised within each contract and identifies as a performance obligation each goods or service that is distinct. Revenue is recognized in the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied.

Royalties: Certain of Genmab’s license and collaboration agreements include sales-based royalties including commercial milestone payments based on the level of sales. The license has been deemed to be the predominant item to which the royalties relate under Genmab’s license and collaboration agreements. As a result, Genmab recognizes revenue when the related sales occur.

Reimbursement Revenue for R&D Services: Genmab’s research collaboration agreements include the provisions for reimbursement or cost sharing for research and development services and payment for full time equivalent employees (FTEs) at contractual rates. R&D services are performed and satisfied over time given that the customer simultaneously receives and consumes the benefits provided by Genmab and revenue for research services is recognized over time rather than at a point in time.

Milestone Revenue: At the inception of each arrangement that includes milestone payments, Genmab evaluates whether the achievement of milestones is considered highly probable and estimates the amount to be included in the transaction price using the most likely amount method. If it is highly probable that a significant revenue reversal would not occur, the associated milestone value is included in the transaction price. Milestone payments that are not within the control of Genmab or the license and collaboration partner, such as regulatory approvals, are not considered probable of being achieved until those approvals are received. The transaction price is then allocated to each performance obligation on a relative stand-alone selling price basis, for which Genmab recognizes revenue as or when the performance obligations under the contract are satisfied. At the end of each subsequent reporting period, Genmab re-evaluates the probability of achievement of such development milestones and any related constraint, and if necessary, adjusts its estimate of the overall transaction price. Any such adjustments are recorded on a cumulative catch-up basis, which would affect revenue and earnings in the period of adjustment. Under all of Genmab’s existing license and collaboration agreements, milestone payments have been allocated to the license transfer performance obligation.

License Revenue for Intellectual Property: If the license to Genmab’s functional intellectual property is determined to be distinct from the other performance obligations identified in the arrangement, Genmab recognizes revenues from non-refundable upfront fees allocated to the license at the point in time the license is transferred to the licensee and the licensee is able to use and benefit from the license. For licenses that are bundled with other promises, Genmab utilizes judgement to assess the nature of the combined performance obligation to determine whether the combined performance obligation is satisfied over time or at a point in time and, if over time, the appropriate method of measuring progress for purposes of recognizing revenue from non-refundable, upfront fees. Under all of Genmab’s existing license and collaboration agreements the license to functional intellectual property has been determined to be distinct from other performance obligations identified in the agreement.

Collaboration Revenue: Collaboration revenue includes net profit sharing arrangements for the sale of commercial products.

When Genmab is determined to be the principal in sales to end customers, all product sales are included in net product sales in the income statement. As of December 31, 2021, Genmab has not recorded any net product sales. When Genmab’s collaboration partner is determined to be the principal in sales to end customers, Genmab’s share of net profits is included in collaboration revenue.

AbbVie Collaboration Agreement

On June 10, 2020, Genmab entered into a broad collaboration agreement to jointly develop and commercialize epcoritamab (DuoBody-CD3xCD20), DuoHexaBody-CD37 and DuoBody-CD3x5T4 and a discovery research collaboration for future differentiated antibody therapeutics for cancer. Under the terms of the agreement, Genmab received a USD 750 million upfront payment in July 2020.

Within this AbbVie Agreement, Genmab identified four performance obligations: (1) delivery of license for epcoritamab, (2) delivery of license for DuoHexaBody-CD37, (3) delivery of license for DuoBody-CD3x5T4, (4) co-development costs related to the product concepts that will be under a separate research collaboration agreement. The total transaction price under the agreement was determined to be the USD 750 million (DKK 4,911 million) upfront payment as the future potential milestone amounts were not deemed to be highly probable as they are contingent upon success in future clinical trials and regulatory approvals which are not within Genmab’s control and were uncertain at the inception of the agreement. Milestones will be recognized when their achievement is deemed to be highly probable and a significant revenue reversal would not occur. Upon commercialization of products, if any, under this agreement, royalties and net sales-based milestones will be recognized when the related sales occur.

The total transaction price of USD 750 million (DKK 4,911 million) was allocated to the four performance obligations based on the best estimate of relative stand-alone selling prices. For the license grants, Genmab based the stand-alone selling price on a discounted cash flow approach and considered several factors including, but not limited to, discount rate, development timeline, regulatory risks, estimated market demand and future revenue potential. For co-development activities related to the product concepts, a cost-plus margin approach was utilized. The allocation of the transaction price to the performance obligations is summarized below:

• Delivery of licenses for the three programs: USD 672 million (DKK 4,398 million)

• Co-development activities for the product concepts: USD 78 million (DKK 513 million)

The performance obligations related to the delivery of licenses were completed at a point in time (June 2020) and Genmab recognized USD 672 million (DKK 4,398 million) as license fee revenue in June 2020. After delivery of the licenses, Genmab shares further development and commercial costs equally with AbbVie. AbbVie is not assessed as a customer but as a collaboration partner, and as such this part of the collaboration is not in scope of IFRS 15.

The remaining transaction price of USD 78 million (DKK 513 million) related to the co-development activities for the product concepts was recorded as Deferred revenue and is expected to be recognized as revenue as activities are performed, which is estimated to be over a seven-year period. This seven-year period approximates an average development life cycle for these types of projects. Revenue will be recognized for the co-development activities based on a measure of Genmab’s efforts toward satisfying the performance obligation relative to the total expected efforts or inputs to satisfy the performance obligation. No revenue has been recognized in 2021 or 2020. In future reporting periods, Genmab will reevaluate the estimates related to its efforts toward satisfying the performance obligation and may record a change in estimate if deemed necessary.

Genmab engaged third-party valuation specialists to assist with the allocation of the transaction price. In formulating the allocation of the transaction price various valuation techniques were utilized, including a discounted cash flow approach and a cost-plus margin approach.

The utilization of the discounted cash flow approach considered several factors including, but not limited to, discount rate, development timeline, regulatory risks, estimated market demand and future revenue potential. The utilization of the cost-plus margin approach considered several factors, including but not limited to, discount rate, estimated development costs and profit margin.

Refer to note 5.5 for detailed information regarding Genmab’s legal matter of the Janssen Binding Arbitration.

Refer to note 5.8 for detailed information regarding Genmab’s significant Research Collaborations, License Agreements and Collaborative Agreements.

MANAGEMENT’S JUDGeMENTS AND ESTIMATES – revenue recognition

Evaluating the criteria for revenue recognition under license and collaboration agreements requires management’s judgement to assess and determine the following:

●	The nature of performance obligations and whether they are distinct or should be combined with other performance obligations to determine whether the performance obligations are satisfied over time or at a point in time.
●	An assessment of whether the achievement of milestone payments is highly probable.
●	The stand-alone selling price of each performance obligation identified in the contract using key assumptions which may include forecasted revenues, development timelines, reimbursement rates for personnel costs, discount rates and probabilities of technical and regulatory success.
●	The estimate of the amount of variable consideration expected to be received upon the finalization of the Janssen arbitration.

2.2 – Information about Geographical Areas

Genmab is managed and operated as one business unit, which is reflected in the organizational structure and internal reporting. No separate lines of business or separate business entities have been identified with respect to any licensed products, marketed products, product candidates or geographical markets and no segment information is currently prepared for internal reporting.

Accordingly, it has been concluded that it is not relevant to include segment disclosures in the financial statements as Genmab’s business activities are not organized on the basis of differences in related product and geographical areas.

	Revenue	Non-current assets	Revenue	Non-current assets	Revenue	Non-current assets

(DKK million)	2021		2020		2019

Denmark	8,482	269	10,111	344	5,366	475
Netherlands	-	422	-	380	-	336
United States	-	470	-	370	-	84
Japan	-	95	-	-	-	-

Total	8,482	1,256	10,111	1,094	5,366	895

ACCOUNTING POLICIES

Geographical information is presented for Genmab’s revenue and non-current assets. Revenue is attributed to countries on the basis of the location of the legal entity holding the contract with the counterparty and operations. Non-current assets comprise intangible assets, property and equipment, right-of-use assets and receivables.

2.3 – Staff Costs

	2021	2020	2019
(DKK million)

Wages and salaries	1,174	694	489
Share-based compensation	310	200	147
Defined contribution plans	80	51	39
Other social security costs	155	108	72
Government grants	(122)	(119)	(96)

Total	1,597	934	651

Staff costs are included in the income statement as follows:
Research and development expenses	1,190	803	572
Selling, general and administrative expenses	529	250	175
Government grants related to research and development expenses	(122)	(119)	(96)

Total	1,597	934	651

Average number of FTE	1,022	656	471
Number of FTE at year-end	1,212	781	548

Please refer to note 5.1 for additional information regarding the remuneration of the Board of Directors and Executive Management.

Government grants, which are a reduction of payroll taxes in the Netherlands, amounted to DKK 122 million in 2021, DKK 119 million in 2020 and DKK 96 million in 2019. These amounts are an offset to wages and salaries and research and development costs in the income statement. The increase in the respective periods was primarily due to increased research activities in the Netherlands.

ACCOUNTING POLICIES

SHARE-BASED COMPENSATION EXPENSES

Genmab A/S has established an RSU program as an incentive for Genmab’s employees, members of the Executive Management, and members of the Board of Directors. Additionally, Genmab A/S has established a warrant program as an incentive for all the Genmab Group’s employees, and members of the Executive Management. Genmab applies IFRS 2, according to which the fair value of the warrants and RSUs at grant date is recognized as an expense in the income statement over the vesting period. Such compensation expenses represent calculated values of warrants and RSUs granted and do not represent actual cash expenditures. A corresponding amount is recognized in shareholders’ equity as both the warrant and RSU programs are designated as equity-settled share-based payment transactions.

GOVERNMENT GRANTS

The Dutch Research and Development Act “WBSO” provides compensation for a part of research and development wages and other costs through a reduction in payroll taxes. WBSO grant amounts are offset against wages and salaries and included in research and development expenses in the income statement.

MANAGEMENT’S JUDGeMENTS AND ESTIMATES

SHARE-BASED COMPENSATION EXPENSES

In accordance with IFRS 2, the fair value of the warrants and RSUs at grant date is recognized as an expense in the income statement over the vesting period, the period of delivery of work. Subsequently, the fair value is not remeasured.

The fair value of each warrant granted during the year is calculated using the Black-Scholes pricing model. This pricing model requires the input of subjective assumptions such as:

The expected stock price volatility, which is based upon the historical volatility of Genmab’s stock price;
The risk-free interest rate, which is determined as the interest rate on Danish government bonds (bullet issues) with a maturity of five years;
The expected life of warrants, which is based on vesting terms, expected rate of exercise and life terms in the current warrant program.

These assumptions can vary over time and can change the fair value of future warrants granted.

Valuation Assumptions for Warrants Granted in 2021, 2020 and 2019

The fair value of each warrant granted during the year is calculated using the Black-Scholes pricing model with the following assumptions:

Weighted average	2021	2020	2019
Fair value per warrant on grant date	701.82	631.51	425.80
Share price	2,282.35	2,009.79	1,483.58
Exercise price	2,282.35	2,009.79	1,483.58
Expected dividend yield	0%	0%	0%
Expected stock price volatility	36.6%	37.0%	34.2%
Risk-free interest rate	-0.54%	-0.58%	-0.56%
Expected life of warrants	5 years	5 years	5 years

Based on a weighted average fair value per warrant of DKK 701.82 in 2021, DKK 631.51 in 2020 and DKK 425.80 in 2019, the total fair value of warrants granted amounted to DKK 124 million, DKK 75 million and DKK 131 million on the grant date in 2021, 2020 and 2019, respectively.

The fair value of each RSU granted during the year is equal to the closing market price on the date of grant of one Genmab A/S share. Based on a weighted average fair value per RSU of DKK 2,236.44 in 2021, DKK 1,927.83 in 2020 and DKK 1,511.70 in 2019, the total fair value of RSUs granted amounted to DKK 416 million, DKK 90 million and DKK 176 million on the grant date in 2021, 2020 and 2019, respectively.

2.4 – Corporate and Deferred Tax

TAXATION – INCOME STATEMENT & SHAREHOLDERS’ EQUITY

	2021	2020	2019
(DKK million)

Current tax on profit	968	1,191	444
Adjustment to deferred tax	(371)	(112)	294
Adjustment to valuation allowance	378	67	(45)

Total tax for the period in the income statement	975	1,146	693

	2021	2020	2019
(DKK million)

Net profit before tax	3,983	5,904	2,859

Tax at the Danish corporation tax rate of 22% for all periods	876	1,299	629

Tax effect of:
Adjustment to valuation allowance	137	67	-
Recognition of previously unrecognized tax losses and deductible temporary differences	119	(222)	(19)
Non-deductible expenses/non-taxable income and other permanent differences, net	(147)	(5)	75
All other	(10)	7	8

Total tax effect	99	(153)	64

Total tax for the period in the income statement	975	1,146	693

Total tax for the period in shareholders' equity	(31)	(44)	(24)

Effective Tax Rate	24.5%	19.4%	24.2%

Corporate tax consists of current tax and the adjustment of deferred taxes during the year. The corporate tax expense was DKK 975 million in 2021, DKK 1,146 million in 2020 and DKK 693 million in 2019. In 2021, 2020 and 2019 tax expense of DKK 31 million, DKK 44 million and DKK 24 million, respectively were recorded directly in shareholders’ equity, which related to excess tax benefits for share-based compensation.

TAXATION – BALANCE SHEET

Significant components of the deferred tax asset are as follows:

	2021	2020
(DKK million)

Share-based instruments	136	43
Deferred revenue	113	113
Other temporary differences	15	21

Total Deferred Taxes	264	177

Genmab recognizes deferred income tax assets if it is probable that sufficient taxable income will be available in the future, against which the temporary differences and unused tax losses can be utilized. Management has considered future taxable income and applied its judgement in assessing whether deferred income tax assets should be recognized.

As of December 31, 2021, and 2020, Genmab had gross tax loss carryforwards of DKK 2.7 billion and DKK 2.5 billion, respectively, to reduce future taxable income in the U.S. and the Netherlands. The loss carryforwards generally expire in various periods through 2037 except to the extent that the U.S. tax loss originating after 2017, and the tax losses in the Netherlands available as of December 31, 2021, will carryforward indefinitely.

ACCOUNTING POLICIES

CORPORATE TAX

Corporate tax, which consists of current tax and deferred taxes for the year, is recognized in the income statement, except to the extent that the tax is attributable to items which directly relate to shareholders’ equity or other comprehensive income.

Current tax assets and liabilities for current and prior periods are measured at the amounts expected to be recovered from or paid to the tax authorities.

DEFERRED TAX

Deferred tax is accounted for under the liability method which requires recognition of deferred tax on all temporary differences between the carrying amount of assets and liabilities and the tax base of such assets and liabilities. This includes the tax value of certain tax losses carried forward.

Deferred tax is calculated in accordance with the tax regulations in the local countries and the tax rates expected to be in force at the time the deferred tax is utilized. Changes in deferred tax as a result of changes in tax rates are recognized in the income statement.

Deferred tax assets resulting from temporary differences, including the tax value of losses to be carried forward, are recognized only to the extent that it is probable that future taxable profit will be available against which the differences can be utilized.

MANAGEMENT’S JUDGeMENTS AND ESTIMATES

DEFERRED TAX

Genmab recognizes deferred tax assets, including the tax base of tax loss carryforwards, if management assesses that these tax assets can be offset against positive taxable income within a foreseeable future. This judgement is made on an ongoing basis and is based on numerous factors, including actual results, budgets and business plans for the coming years.

Realization of deferred tax assets is dependent upon a number of factors, including future taxable earnings, the timing and amount of which is highly uncertain. A significant portion of Genmab’s future taxable income will be driven by future events that are highly susceptible to factors outside the control of the Group including commercial growth of DARZALEX, specific clinical outcomes, regulatory approvals, advancement of Genmab’s product pipeline and other matters. Genmab intends to continue maintaining a valuation allowance against a significant portion of its deferred tax assets related to its subsidiaries until there is sufficient evidence to support the reversal of all or some additional portion of these allowances. The Company may release an additional part of its valuation allowance against its deferred tax assets related to its subsidiaries. This release would result in the recognition of certain deferred tax assets and a decrease to income tax expense for the period such release is recorded.

2.5 – Profit Per Share

(DKK million)	2021	2020	2019

Net profit	3,008	4,758	2,166

(Shares)

Average number of shares outstanding	65,634,300	65,315,975	63,126,771
Average number of treasury shares	(238,663)	(136,969)	(163,958)

Average number of shares excl. treasury shares	65,395,637	65,179,006	62,962,813
Average number of share-based instruments, dilution	650,114	706,869	674,030

Average number of shares, diluted	66,045,751	65,885,875	63,636,843

Basic net profit per share	46.00	73.00	34.40
Diluted net profit per share	45.54	72.21	34.03

In the calculation of the diluted net profit per share for 2021, 43,654 warrants (none of which were vested) have been excluded as these share-based instruments are out of the money, compared to 68,605 (none of which were vested) for 2020. In 2019, 299,573 warrants (of which 744 were vested) have been excluded as these share-based instruments are out of the money.

ACCOUNTING POLICIES

BASIC NET PROFIT PER SHARE

Basic net profit per share is calculated as the net profit for the year divided by the weighted average number of outstanding ordinary shares, excluding treasury shares.

DILUTED NET PROFIT PER SHARE

Diluted net profit per share is calculated as the net profit for the year divided by the weighted average number of outstanding ordinary shares, excluding treasury shares adjusted for the dilutive effect of share equivalents.